Exhibit 99.1

STAG INDUSTRIAL, INC. REPORTS SECOND QUARTER 2011 RESULTS AND PROVIDES HIGHLIGHTS

Boston, MA — August 15, 2011 - STAG Industrial, Inc. (the “Company” or “STAG”) (NYSE:STAG), is a self-administered and self-managed real estate company focused on the acquisition, ownership and management of single-tenant industrial properties throughout the United States. On April 20, 2011, the Company closed on its initial public offering (IPO) and the related formation transactions to aggregate its predecessor and other funds owned by affiliates of the Company. As the Company was not a public company for a portion of the second quarter, the Company’s quarterly report on Form 10-Q for the second quarter 2011 reflects the results of its predecessor from April 1 through April 19 and the results of the Company for the remainder of the second quarter and is therefore not representative of the Company’s consolidated future results.

As of the date of this release, the Company owns 96 industrial properties totaling 15.1 million square feet.  The Company has a full service platform that incorporates acquisitions, asset management, credit, accounting and legal functions.

“We are excited to be reporting on our recently completed first quarter as a public company.  STAG and its employees are fully engaged in the execution of our business plan and are encouraged by our progress and achievements to date,” stated Benjamin S. Butcher, Chief Executive Officer of STAG.

In the second quarter of 2011, the Company:

•                  Closed on the initial public offering of common stock, generating $205.6 million in gross proceeds (including the exercise of the overallotment option).

•                  Closed on a $100 million revolving credit facility with Bank of America, N.A. as lead bank.

•                  Declared a second quarter dividend of $0.26 per share (pro-rated to $0.2057 per share for the portion of the quarter the Company was public), which is an annualized rate of 8% on the $13 per share IPO price.

•                  Generated $0.22 per share or $5.0 million of Core Funds from Operations (FFO) for the period April 20, 2011 through June 30, 2011 and $9.6 million of Cash Net Operating Income (NOI) for the period April 20, 2011 through June 30, 2011, which excludes asset management fee income.

•                  Achieved a 100% retention rate of the leases scheduled to expire in the second quarter of 2011.

•                  Signed renewals for leases scheduled to expire in 2011, totaling 152,232 square feet.

•                  Leased an additional 18,000 square feet of vacant space.

•                  Including the acquisitions closed in the quarter combined with the leasing of the vacant space overall occupancy increased to 91.0% from the first quarter of 2011 occupancy of 90.7%.

•                  Completed the acquisition of three properties (including an acquisition by an affiliate of the Company prior to the formation transactions) totaling approximately 484,200 square feet for a combined all-in purchase price of approximately $22.8 million.

Subsequent to the second quarter of 2011, the Company:

•                  Paid the second quarter prorated dividend of $0.2057 at an annualized rate of 8% on the $13 per share IPO price.

•                  Entered into a $65.0 million acquisition credit facility with CIGNA, with an interest rate of 5.88% and an eight year term.

•                  Completed the acquisition of three properties totaling approximately 926,240 square feet for a combined all-in purchase price of approximately $36.8 million.

•                  Signed renewals for four leases scheduled to expire in 2011, totaling 130,499 square feet.

•                  Signed leases for an additional 20,834 square feet of vacant space to an existing tenant and 72,594 square feet of vacant space to two new tenants.

•                  Holds contracts to acquire four properties comprising 1,204,576 square feet for a combined purchase price of approximately $32.9 million, subject to as yet not completed closing conditions.

Initial Public Offering

The Company’s initial public offering included 13,750,000 shares of common stock at $13 per share.  On May 13, 2011, the underwriters closed on their overallotment option to purchase an additional 2,062,500 shares at the IPO price, resulting in total gross proceeds to the Company of approximately $205.6 million. All of these shares were sold by the Company and there were no selling stockholders.  Approximately $165.0 million of the proceeds has been used for debt repayment and related costs with the balance to be used for general corporate purposes including acquisitions of additional properties.

Concurrent with the IPO, the Company completed the following formation transactions: (1) the Company acquired 100% of the ownership interests in the entities that owned the Company’s predecessor and other funds owned by affiliates of the Company in exchange for units in the Company’s operating partnership, (2) management and other members contributed the management company and related debt in consideration for operating partnership units,  (3) the Company assumed approximately $256 million of debt secured by certain of the Company’s properties, (4) the Company completed its extension of the maturity date to October 31, 2013 of approximately $141 million of secured debt, and (5) the Company closed on a $100 million secured revolving credit facility with an accordion feature to expand to $200 million under certain conditions.  As of June 30, 2011, the noncontrolling interest in the Company represented approximately 32.89%.

Key Financial Measures

Core FFO before noncontrolling interest, for the period April 20, 2011 through June 30, 2011 totaled approximately $5.0 million, or $0.22 per share. These results exclude approximately $4.1 million of property acquisition costs and nonrecurring formation transaction costs.  These results also exclude $0.4 million of gain on interest rate swaps and above/below market lease amortization.

Cash NOI before noncontrolling interest, for the period April 20, 2011 through June 30, 2011, totaled approximately $9.6 million.  These results exclude approximately $0.5 million of straight line rental income adjustment and above/below market lease amortization.

The Company has included in a supplemental information package the results and operating statistics that reflect the activities of the Company for the period April 20, 2011 – June 30, 2011.  See below regarding information for the supplemental information package.  A reconciliation of net income (loss) to Core FFO and Cash NOI, both non-GAAP financial measures, appears at the end of this release.

Improving Leasing Activity

Since the start of the second quarter, the Company has signed renewals for 282,731 square feet of space leaving approximately 134,340 square feet of space with leases expiring in 2011 remaining to be renewed (0.9% of the Company’s total square feet).The Company has generated a renewal rate of 100% of the leases scheduled to expire from January 1, 2011 to June 30, 2011, a total of 771,327 square feet.  The average square foot rent paid on the 771,327 square feet of renewed leases increased by 3.3% compared to the expiring rent paid on a cash basis. Occupancy for the Company’s portfolio is 91.0% as of June 30, 2011.

Continued Acquisition Activity

During the second quarter of 2011, the Company (or its affiliate) completed the acquisition of three properties. These properties include a 151,700 square foot facility located in Cleveland, Tennessee that is 100% leased to Renfro Charleston, LLC; a 231,000 square foot facility located in Lansing, Michigan that is 100% leased to JCIM, LLC, a subsidiary of Johnson Controls, Inc. (NYSE: JCI); and a 101,500 square foot facility in Fort Worth, Texas that is 100% leased to Ecolab, Inc. (NYSE: ECO).  The Company paid a total of approximately $22.8 million, including closing costs, for the three assets.

In addition, since the end of the second quarter the Company completed the acquisition of three properties.  These properties include a 420,690 square foot facility located in Portland, Oregon that is 52% leased to Unisource Worldwide, Inc. and 48% leased to Benson Industries, LLC; a 305,550 square foot building located in Hazelwood, Missouri that is 100% leased to Cott Beverages, Inc.; and a 200,000 square foot building located in Norton, Massachusetts that is 100% leased to Plantation Products, LLC. The Company paid a total of approximately $36.8 million, including closing costs, for the three assets.

The Company also is currently under contract to acquire four properties comprising 1,204,576 square feet for a combined purchase price of approximately $32.9 million. There are significant conditions to closing that have not yet been satisfied so there can be no assurance that these transactions will be consummated.

Financial Strength and Flexibility

During the second quarter of 2011, the Company continued to maintain a strong balance sheet.  As of quarter end, the Company had approximately $256 million of debt outstanding, none of which matures in the next 24 months.  The Company’s debt to annualized adjusted EBITDA was 6.2x; the interest coverage ratio was 2.8x; and the weighted average interest rate on the outstanding debt was 5.65%.  Annualized adjusted EBITDA was calculated based on annualizing the Company’s results for the period April 20, 2011 through June 30, 2011.

As of June 30, 2011, there were no outstanding amounts due under the Company’s $100 million revolving credit facility and there was availability of $47.0 million based on the current unencumbered collateral pool. As of June 30, 2011, the Company’s cash balance was $13.3 million.

Conference Call

The Company will host a conference call on Tuesday, August 16, 2011, at 11:00 a.m. (Eastern Time) to discuss the operating and financial results.  The call can be accessed live over the phone by dialing 1-877-407-4018 or, for international callers, (201) 689-8471.  A replay will be available shortly after the call and can be accessed by dialing (877) 870-5176 or, for international callers, (858) 384-5517.  The passcode for the replay is 375627.  The replay will be available until August 26, 2011.

Interested parties also may listen to a simultaneous webcast of the conference call by logging on to the Company’s website at www.stagindustrial.com. The on-line replay will be available for a limited time following the call.

Supplemental Schedules

The Company has provided a supplemental information package to provide additional disclosure and financial information for the benefit of the Company’s stockholders.  This can be found under the “Presentations” tab in the Investor Relations section of the Company’s web site at www.stagindustrial.com.

For additional information, please visit the Company’s website at www.stagindustrial.com.

Contact:

STAG Industrial, Inc.

Gregory W. Sullivan

Chief Financial Officer

617 226 4987

InvestorRelations@stagindustrial.com

CONSOLIDATED BALANCE SHEET

STAG Industrial, Inc.

(unaudited, dollars in thousands, except share data)

STAG Industrial, Inc.
June 30, 2011
Assets
Rental Property:
Land	$59,481
Buildings	338,945
Tenant improvements	19,650
Building improvements	8,612
Less: accumulated depreciation	(23,723)
Total rental property, net	402,965
Cash and cash equivalents	13,307
Restricted cash	5,637
Tenant accounts receivable, net	4,229
Prepaid expenses and other assets	1,954
Deferred financing fees, net	2,485
Leasing commissions, net	158
Goodwill	4,923
Due from related parties	737
Deferred leasing intangibles, net	95,224
Total assets	$531,619
Liabilities and Equity
Liabilities:
Mortgage notes payable	$255,870
Credit facility	—
Accounts payable, accrued expenses and other liabilities	3,253
Interest rate swaps	1,893
Tenant prepaid rent and security deposits	3,538
Dividends payable	4,871
Deferred leasing intangibles, net	1,916
Due to related parties	746
Total liabilities	272,087
Common stock $0.01 par value, 100,000,000 shares authorized, 15,893,309 shares outstanding at June 30, 2011	159
Additional paid-in capital	177,906
Accumulated deficit	(3,903)
Total stockholders’ and owner’s deficit	174,162
Noncontrolling interest	85,370
Total equity	259,532
Total liabilities and equity	$531,619

CONSOLIDATED STATEMENT OF OPERATIONS

STAG Industrial, Inc.

(unaudited, dollars in thousands except per share data)

Period from April 20 to June 30, 2011
Revenue
Rental income	$9,670
Tenant recoveries	1,073
Other income	267
Total revenue	11,010
Expenses
Property	754
General and administrative	2,060
Real estate taxes and insurance	918
Property acquisition costs	327
Depreciation and amortization	6,446
Total expenses	10,505
Other income (expense)
Interest income	9
Interest expense	(3,185)
Gain on interest rate swaps	500
Formation transaction costs	(3,728)
Total other income (expense)	(6,404)
Net loss before noncontrolling interest	$(5,899)

Net loss attributable to noncontrolling interest	(1,996)
Net loss attributable to the Company	$(3,903)

Weighted average common shares outstanding — basic and diluted	15,153,646
Earnings per share - basic and diluted	$(0.26)
Dividends declared per common share	$0.2057

RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES

STAG Industrial, Inc.

(unaudited, in thousands except per share data)

Period April 20-
June 30, 2011

Net loss before noncontrolling interest	$(5,899)
Interest income	(9)
Asset management fee income	(247)
Gain on interest rate swaps	(500)
Depreciation and amortization	6,446
Interest expense	3,185
General and administrative expenses	2,060
Property acquisition costs	327
Formation transaction costs	3,728
Net operating income before noncontrolling interest	$9,091
Straight line rental income adjustment	(326)
Above/below market lease amortization	869
Cash net operating income before noncontrolling interest	$9,634

Net loss before noncontrolling interest	$(5,899)
Depreciation and amortization	6,446
Funds from operations	$547
Property acquisition costs	327
Formation transaction costs	3,728
Gain on interest rate swaps	(500)
Above/below market lease amortization	869
Core funds from operations before noncontrolling interest	$4,971

Core funds from operations per share/unit	$0.22
Weighted average shares and units outstanding	23,024,896

Net loss before noncontrolling interest	$(5,899)
Interest expense	3,185
Depreciation and amortization	6,446
Property acquisition costs	327
Formation transaction costs	3,728
Gain on interest rate swaps	(500)
Above/below market lease amortization	869
Adjusted EBITDA	$8,156

Financial Measures

Net operating income (NOI) is defined as rental revenues, including reimbursements, less property expenses and real estate taxes, which excludes depreciation, amortization, general and administrative expenses, interest expense, gain (loss) on interest rate swaps, asset management fee income, property acquisition costs and nonrecurring formation transaction costs. The Company considers NOI to be an appropriate supplemental performance measure because it reflects the operating performance of its properties and excludes certain items that are not considered to be controllable in connection with the management of the property.  However, this measure should not be viewed as an alternative measure of the Company’s financial performance since it excludes expenses which could materially impact the Company’s results of operations. Further, the Company’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI and cash NOI.

NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income (loss) attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization.  NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common.

The Company presents Core FFO excluding property acquisition costs and nonrecurring formation transaction costs, gain (loss) on interest rate swaps and amortization of above and below market leases.  The Company believes that Core FFO, excluding property acquisition costs, nonrecurring formation transaction costs, gain (loss) on interest rate swaps, and amortization of above and below market leases, is useful supplemental information regarding its operating performance as it provides a more meaningful and consistent comparison of the Company’s operating performance and allows investors to more easily compare the Company’s operating results.  Readers should note that FFO captures neither the changes in the value of the Company’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of the Company’s properties, all of which have real economic effect and could materially impact the Company’s results from operations. Accordingly, the Company’s Core FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income (loss) attributable to common stockholders as a measure of the Company’s performance.

The Company believes that EBITDA is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company’s industrial properties. The Company also uses this measure in ratios to compare its performance to that of its industry peers.  The Company presents EBITDA excluding property acquisition costs, nonrecurring formation transaction costs, gain (loss) on interest rate swaps and amortization of above and below market leases. The Company believes that EBITDA excluding property acquisition costs, nonrecurring formation transaction costs, gain (loss) on interest rate swaps and amortization of above and below market leases, is useful supplemental information regarding its operating performance as it provides a more meaningful and consistent comparison of the Company’s operating performance and allows investors to more easily compare the Company’s operating results.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “should,” “project” or similar expressions. Forward-looking statements in this press release include, among others, statements about the Company’s acquisition and leasing activities.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risk factors discussed in the Company’s final prospectus related to its initial public offering, as updated by the Company’s annual and quarterly reports. Accordingly, there is no assurance that the Company’s expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.